UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Asset-Backed Security—0.1%
Axius European CLO SA, Collateralized Debt Obligations, Series 2007-1X, Cl. E, 4.803%, 11/15/23[1] (Cost $7,815,326)	6,972,613	EUR	$7,979,107
U.S. Government Obligations—4.6%
U.S. Treasury Bills:
0.035%, 8/22/13[2]	96,980,000		96,975,097
0.041%, 9/5/13	57,000,000		56,998,176
0.063%, 11/7/13	61,690,000		61,679,204
0.065%, 10/31/13[3,4]	137,780,000		137,755,475
0.102%, 7/18/13	64,695,000		64,694,083
U.S. Treasury Nts, 0.25%, 5/15/16	71,000,000		70,240,087
U.S. Treasury Nts., 0.375%, 3/15/16	57,800,000		57,483,892

Total U.S. Government Obligations (Cost $546,464,407)			545,826,014
Foreign Government Obligations—63.9%
Angola—0.2%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	25,920,000		26,730,000
Australia—3.7%
New South Wales Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6%, 4/1/19	15,520,000	AUD	15,870,929
Series 20, 6%, 6/1/20	21,095,000	AUD	21,826,128
Queensland Treasury Corp. Nts.:
Series 17, 6%, 9/14/17	36,260,000	AUD	36,568,238
Series 21, 6%, 6/14/21	120,560,000	AUD	123,473,362
Series 22, 6%, 7/21/22	7,360,000	AUD	7,410,914
Series 33, 6.50%, 3/14/33	98,955,000	AUD	103,602,608
Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6.25%, 6/14/19	19,590,000	AUD	20,243,042
Series 23, 4.25%, 7/21/23	22,035,000	AUD	19,282,917
Victoria Treasury Corp. Nts., 5.50%, 11/17/26	86,970,000	AUD	85,720,765
Western Australia Treasury Corp. Unsec. Nts., 7%, 10/15/19	7,500,000	AUD	8,018,716

			442,017,619
Belgium—1.2%
Belgium (Kingdom of) Bonds:
Series 58, 3.75%, 9/28/20	90,955,000	EUR	132,485,347
Series 60, 4.25%, 3/28/41	4,395,000	EUR	6,505,682

			138,991,029
Bolivia—0.1%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/29/22	7,800,000		7,351,500
Brazil—5.3%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts.:
9.029%, 1/1/14[2]	243,910,000	BRR	104,562,168
8.897%, 7/1/14[2]	122,850,000	BRR	50,294,972
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/14	64,210,000	BRR	28,864,757
9.762%, 1/1/17	197,680,000	BRR	86,953,623
9.762%, 1/1/21	485,800,000	BRR	209,288,736
13.505%, 5/15/45[5]	34,245,000	BRR	39,436,254
Series NTNB, 13.288%, 8/15/50[5]	31,760,000	BRR	36,943,951

1	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18	128,810,000	BRR	$56,291,523
Brazil Minas SPE Sec. Bonds, 5.333%, 2/15/28[6]	20,000,000		19,500,000

			632,135,984
Canada—0.8%
Canada (Government of) Nts., 3.75%, 6/1/19	66,760,000	CAD	69,688,248
Canada (Government of) Treasury Bills, 1.044%, 12/5/13[2]	29,865,000	CAD	28,271,935

			97,960,183
Croatia—0.3%
Croatia (Republic of) Unsec. Nts.:
5.50%, 4/4/23[6]	20,080,000		19,578,000
6.25%, 4/27/17[6]	10,225,000		10,745,555
6.375%, 3/24/21[6]	4,975,000		5,229,969
6.75%, 11/5/19[6]	4,535,000		4,863,425

			40,416,949
Denmark—0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	200,885,000	DKK	41,333,208
Dominican Republic—0.1%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[6]	7,795,000		7,833,975
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[6]	8,625,000		8,344,688

			16,178,663
Finland—0.2%
Finland (Repulic of) Unsec. Bonds, 1.625%, 9/15/22	18,415,000	EUR	23,444,812
France—2.1%
France (Republic of) Bonds:
3.75% 10/25/19	40,600,000	EUR	60,005,887
4%, 4/25/60	18,705,000	EUR	27,160,548
4.50%, 4/25/41	28,910,000	EUR	45,905,434
France (Republic of) Unsec. Nts., 2.25%, 10/25/22	92,200,000	EUR	119,975,931

			253,047,800
Germany—4.0%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	39,305,000	EUR	51,503,282
Germany (Federal Republic of) Unsec. Bonds:
0.25%, 4/13/18	129,080,000	EUR	164,099,582
1.50%, 5/15/23	56,630,000	EUR	72,106,577
3.50%, 1/4/16	44,180,000	EUR	62,174,037
Series 153, 4%, 10/11/13	95,225,000	EUR	125,305,792

			475,189,270
Guatemala—0.1%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[6]	7,935,000		7,260,525
Hungary—2.3%
Hungary (Republic of) Bonds:
6.75%, 11/24/17	5,813,000,000	HUF	27,079,106

2	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Series 19/A, 6.50%, 6/24/19	12,096,000,000	HUF	$56,175,488
Series 20/A, 7.50%, 11/12/20	4,193,000,000	HUF	20,384,569
Series 23A, 6%, 11/24/23	13,312,900,000	HUF	58,839,202
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	925,000		970,325
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	2,435,000	EUR	3,280,369
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	22,690,000		23,711,050
Hungary (Republic of) Unsec. Bonds:
5.375%, 2/21/23	17,550,000		16,979,625
5.50%, 12/20/18	14,921,000,000	HUF	66,222,123

			273,641,857
Indonesia—0.3%
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[6]	3,000,000		3,086,250
Indonesia (Republic of) Sr. Unsec. Nts.:
4%, 11/21/18[6]	25,000,000		24,312,500
11.625%, 3/4/19[6]	5,000,000		6,825,000

			34,223,750
Ireland—0.3%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	24,115,000	EUR	32,957,627
Italy—3.6%
Italy (Republic of) Bonds:
4%, 9/1/20	33,645,000	EUR	44,155,504
4.50%, 3/1/19	114,890,000	EUR	155,766,829
5%, 3/1/22	17,715,000	EUR	24,291,313
5%, 9/1/40	36,870,000	EUR	47,937,335
Series EU, 1.129%, 10/15/17[1]	22,685,000	EUR	27,870,755
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	4,391,000,000	JPY	46,700,220
Italy (Republic of) Treasury Bonds:
3.50%, 11/1/17	18,930,000	EUR	24,861,117
4.75%, 5/1/17	23,685,000	EUR	32,591,616
4.75%, 9/1/44	17,590,000	EUR	21,832,380

			426,007,069
Ivory Coast—0.3%
Ivory Coast Bonds, 5.75%, 12/31/32	49,615,000		41,056,413
Japan—8.6%
Japan Bonds:
5 yr., 0.30%, 3/20/17	20,141,000,000	JPY	203,788,620
10 yr., 1.10%, 3/20/21	14,445,000,000	JPY	150,244,895
10 yr., Series 329, 0.80%, 6/20/23	2,634,000,000	JPY	26,441,583
20 yr., Series 112, 2.10%, 6/20/29	12,383,000,000	JPY	137,229,310
20 yr., Series 134, 1.80%, 3/20/32	7,871,000,000	JPY	81,395,092
30 yr., 2%, 3/20/42	15,372,000,000	JPY	161,241,245
30 yr., Series 39, 1.90%, 6/20/43	878,000,000	JPY	8,981,281
Japan Sr. Unsec. Bonds:
Series 38, 1.80%, 3/20/43	2,636,000,000	JPY	26,376,558
Series 143, 1.60%, 3/20/33	12,098,000,000	JPY	120,222,991
Series 328, 0.60%, 3/20/23	8,795,000,000	JPY	86,754,366
Japan Sr. Unsec. Nts., 2.30%, 3/19/18	13,205,000	CAD	12,431,559

			1,015,107,500

3	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Kazakhstan—0.1%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[6]	$9,845,000		$8,811,275
Korea, Republic of South—0.3%
Korea Housing Finance Corp., 1.625% Sec. Nts., 9/15/18[6]	43,965,000		40,539,907
Malaysia—1.0%
Central Bank of Malaysia Treasury Bills:
Series 0213, 2.975%, 1/9/14[2]	64,245,000	MYR	20,012,414
Series 0413, 2.974%, 1/16/14[2]	128,495,000	MYR	40,002,797
Series 2513, 2.953%, 12/5/13[2]	32,125,000	MYR	10,038,465
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	79,670,000	MYR	25,872,212
Series 0210, 4.012%, 9/15/17	63,445,000	MYR	20,493,970

			116,419,858
Mexico—6.3%
United Mexican States Bonds:
Series M, 5%, 6/15/17[1]	490,800,000	MXN	38,025,395
Series M, 6.50%, 6/9/22[1]	1,002,900,000	MXN	81,740,903
Series M20, 7.50%, 6/3/27[1]	619,430,000	MXN	53,660,509
Series M10, 7.75%, 12/14/17	785,815,000	MXN	67,023,683
Series MI10, 8%, 12/19/13	1,969,200,000	MXN	154,993,925
Series M20, 8.50%, 5/31/29[1]	488,360,000	MXN	45,019,107
United Mexican States Treasury Bills:
3.796%, 11/14/13[2]	767,200,000	MXN	58,323,411
3.801%, 9/19/13[2]	832,900,000	MXN	63,712,677
3.807%, 10/3/13[2]	388,000,000	MXN	29,635,439
3.823%, 9/5/13[2]	647,100,000	MXN	49,575,817
4.228%, 7/25/13[2]	1,000,000,000	MXN	76,956,500
United Mexican States Unsec. Nts., Series BI, 3.761%, 10/31/13[2]	378,100,000	MXN	28,796,114

			747,463,480
Morocco—0.1%
Morocco (Kingdom of) Sr. Unsec. Nts., 4.25%, 12/11/22[6]	10,000,000		8,852,000
Nigeria—0.9%
Nigeria (Federal Republic of) Treasury Bills:
10.635%, 7/4/13[2]	385,000,000	NGN	2,357,144
11.235%, 1/23/14[2]	1,426,000,000	NGN	8,151,038
11.835%, 10/24/13[2]	354,000,000	NGN	2,108,989
11.851%, 10/10/13[2]	269,000,000	NGN	1,592,486
12.226%, 8/1/13[2]	389,315,000	NGN	2,363,295
13.662%, 9/5/13[2]	2,956,000,000	NGN	17,747,785
13.779%, 9/26/13[2]	1,473,000,000	NGN	8,784,375
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	2,574,000,000	NGN	11,308,148
16%, 6/29/19	2,616,000,000	NGN	17,353,835
16.39%, 1/27/22	5,619,000,000	NGN	38,785,724

			110,552,819

4	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Paraguay—0.0%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[6]	$5,175,000		$5,045,625
Peru—0.4%
Peru (Republic of) Sr. Unsec. Bonds, 8.20%, 8/12/26[6]	81,505,000	PEN	35,893,548
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[6]	36,875,000	PEN	15,288,147

			51,181,695
Poland—1.2%
Poland (Republic of) Bonds:
Series 0415, 5.50%, 4/25/15	78,195,000	PLZ	24,549,516
Series 1017, 5.25%, 10/25/17	108,310,000	PLZ	34,678,758
Poland (Republic of) Unsec. Bonds, Series 429, 5.75%, 4/25/29	226,855,000	PLZ	78,261,459

			137,489,733
Portugal—1.5%
Portugal (Republic of) Sr. Unsec. Bonds:
4.10%, 4/15/37	20,225,000	EUR	18,491,162
5.65% 2/15/24[6]	40,790,000	EUR	49,462,640
Portugal (Republic of) Sr. Unsec. Nts., 4.75%, 6/14/19	8,780,000	EUR	10,807,631
Portugal (Republic of) Sr. Unsec. Unsub. Bonds, 4.35%, 10/16/17	79,895,000	EUR	101,223,282

			179,984,715
Russia—3.4%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[6]	539,500,000	RUR	16,108,031
Russian Federation Bonds:
7.50%, 3/15/18[1]	1,658,500,000	RUR	52,181,981
7.50%, 2/27/19[1]	2,192,900,000	RUR	67,843,496
7.60%, 4/14/21[1]	2,350,200,000	RUR	72,998,133
Russian Federation Sr. Unsec. Bonds, Series 6211, 7%, 1/25/23[1]	3,976,700,000	RUR	117,164,097
Russian Federation Unsec. Bonds:
Series 9, 7.90%, 3/18/21[1]	398,800,000	RUR	12,096,453
Series 6209, 7.60%, 7/20/22[1]	1,687,100,000	RUR	51,861,396
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[1]	420,600,000	RUR	12,929,230

			403,182,817
Rwanda—0.1%
Rwanda (Republic of) Sr. Unsec. Bonds, 6.625%, 5/2/23[6]	11,485,000		10,020,663
Serbia—0.2%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[6]	7,445,000		7,296,100
Serbia (Republic of) Treasury Bills:
9.824%, 1/30/14[2]	317,000,000	RSD	3,450,939
10.004%, 6/12/14[2]	1,287,000,000	RSD	13,503,873

			24,250,912
Slovenia—0.2%
Slovenia (Republic of) Sr. Unsec. Bonds, 5.85%, 5/10/23	20,000,000		18,650,000
South Africa—2.6%
South Africa (Republic of) Bonds:
Series R208, 6.75%, 3/31/21	1,422,875,000	ZAR	138,187,309

5	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Series R213, 7%, 2/28/31	370,016,000	ZAR	$32,577,189
Series R207, 7.25%, 1/15/20	1,102,450,000	ZAR	111,039,630
South Africa (Republic of) Unsec. Bonds, Series 2023, 7.75%, 2/28/23	291,850,000	ZAR	29,812,511

			311,616,639
Spain—1.1%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	63,100,000	EUR	67,199,455
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	75,000,000	NOK	12,284,956
Spain (Kingdom of) Bonds:
4.25%, 10/31/16	14,060,000	EUR	18,997,087
5.50%, 7/30/17	26,540,000	EUR	37,299,917

			135,781,415
Sri Lanka—0.3%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[6]	6,390,000		6,102,450
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[6]	11,890,000		11,890,000
6.25% 7/27/21[6]	13,720,000		13,651,400

			31,643,850
Tanzania—0.2%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.45%, 3/8/20[1]	20,010,000		20,110,050
Thailand—1.2%
Thailand (Kingdom of) Sr. Unsec. Bonds:
3.58%, 12/17/27	1,753,800,000	THB	53,405,769
3.625%, 6/16/23	1,721,400,000	THB	54,870,173
3.65%, 12/17/21	1,104,200,000	THB	35,528,289

			143,804,231
The Netherlands—0.9%
Netherlands (Kingdom of the) Bonds:
4%, 7/15/19	34,450,000	EUR	51,748,585
4%, 1/15/37	11,770,000	EUR	19,025,864
Netherlands (Kingdom of the) Unsec. Nts., 1.75%, 7/15/23[6]	26,350,000	EUR	33,124,803

			103,899,252
Turkey—3.9%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	14,125,000		15,802,344
7%, 3/11/19	9,060,000		10,407,675
9%, 3/5/14	139,610,000	TRY	73,470,604
9%, 3/8/17	171,225,000	TRY	91,884,624
9.50%, 1/12/22[1]	77,105,000	TRY	42,476,312
10.50%, 1/15/20[1]	37,000,000	TRY	21,380,464
16.519%, 8/14/13[5]	21,120,000	TRY	15,746,632
Turkey (Republic of) Nts., 7.50%, 7/14/17	13,815,000		15,904,519
Turkey (Republic of) Unsec. Bonds:
5.621%, 2/11/15[5]	20,680,000	TRY	14,356,350
6.25%, 9/26/22	33,615,000		37,312,650
8.50%, 9/14/22[1]	73,220,000	TRY	38,437,937

6	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Series 5Y, 6.30%, 2/14/18[1]	99,270,000	TRY	$48,188,181
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	19,535,000		20,072,213
6%, 1/14/41	16,495,000		16,515,619

			461,956,124
Ukraine—0.3%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[6]	10,895,000		9,996,163
Ukraine (Republic of) Sr. Unsec. Bonds, 7.50%, 4/17/23[6]	11,500,000		10,148,750
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[6]	15,180,000		14,041,500

			34,186,413
United Arab Emirates—0.3%
Emirates of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21	23,770,000		25,017,925
5.25%, 1/30/43	14,070,000		11,959,500

			36,977,425
United Kingdom—2.5%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	50,735,000	GBP	86,088,918
4%, 9/7/16	35,825,000	GBP	60,064,469
4.25%, 12/7/55	13,180,000	GBP	23,085,327
4.75%, 12/7/38	65,860,000	GBP	122,839,598

			292,078,312
Venezuela—1.1%
Venezuela (Republic of) Bonds:
9%, 5/7/23	29,960,000		25,091,500
11.95%, 8/5/31	13,270,000		12,739,200
Venezuela (Republic of) Nts., 8.25%, 10/13/24	22,105,000		17,241,900
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	5,170,000		4,937,350
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	17,095,000		17,607,850
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	15,685,000		10,767,753
7.65%, 4/21/25	20,980,000		15,735,000
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[6]	26,255,000		26,977,013

			131,097,566

Total Foreign Government Obligations (Cost $8,105,178,053)			7,590,648,534
Corporate Bonds and Notes—26.2%
Consumer Discretionary—0.2%
Automobiles—0.1%
Jaguar Land Rover plc, 8.25% Sr. Nts., 3/15/20[6]	8,855,000	GBP	14,680,218
Household Durables—0.1%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[6]	14,795,000		13,315,500
Consumer Staples—0.4%
Food Products—0.4%
Alicorp SA, 3.875% Sr. Unsec. Nts., 3/20/23[6]	4,100,000		3,802,750

7	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Food Products Continued
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[6]	$5,860,000		$5,171,450
KazAgro National Management Holding JSC, 4.625% Sr. Unsec. Nts., 5/24/23[6]	17,585,000		16,266,125
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[6]	21,295,000		18,992,478

			44,232,803
Energy—4.9%
Energy Equipment & Services—0.1%
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[6]	8,875,000		8,719,688
Oil, Gas & Consumable Fuels—4.8%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[6]	17,565,000		18,750,638
CNOOC Finance 2013 Ltd, 3% Sr. Unsec. Unsub. Nts., 5/9/23	7,020,000		6,350,868
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[6]	4,300,000		4,095,750
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[6]	11,300,000		11,076,102
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[6]	28,815,000		30,976,125
8.146% Sr. Sec. Nts., 4/11/18[6]	35,275,000		40,566,250
8.625% Sr. Sec. Nts., 4/28/34[6]	25,785,000		30,684,150
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[6]	39,115,000		47,329,150
Gazprom Neft OAO Via GPN Capital SA, 4.375% Sr. Unsec. Nts., 9/19/22[6]	22,000,000		20,258,700
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 2/6/28[6]	20,475,000		17,710,875
4.95% Sr. Unsec. Nts., 7/19/22[6]	54,340,000		52,166,400
Harvest Operations Corp., 2.125% Sr. Unsec. Nts., 5/14/18[6]	17,595,000		16,729,115
KazMunayGas National Co., 5.75% Sr. Unsec. Nts., 4/30/43[6]	10,530,000		9,358,538
Lukoil International Finance BV:
4.563% Sr. Unsec. Nts., 4/24/23[6]	17,580,000		16,393,350
6.125% Sr. Unsec. Nts., 11/9/20[6]	18,270,000		19,320,525
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[6]	20,000,000		21,850,000
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[6]	9,980,000		11,242,470
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[6]	42,280,000		38,897,600
7.75% Unsec. Nts., 2/21/17[6]	227,420,000	RUR	6,838,606
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[6]	6,919,925		7,023,724
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[6]	8,590,000		8,160,500
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	19,625,000		20,704,375
Pertamina Persero PT, 6.50% Sr. Unsec. Nts., 5/27/41[6]	2,640,000		2,560,800
Petroleos de Venezuela SA:
5.125% Sr. Unsec. Nts., 10/28/16	7,325,000		6,079,750
8.50% Sr. Nts., 11/2/17[6]	30,950,000		28,435,313
12.75% Sr. Unsec. Nts., 2/17/22[6]	17,770,000		17,903,275
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	6,020,000		5,433,050

8	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
8% Unsec. Unsub. Nts., 5/3/19	$9,500,000		$11,542,500
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[6,7]	14,620,000		12,829,050
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[6]	20,215,467		20,063,851
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[6]	11,075,000		10,299,750
Tengizchevroil LLP, 6.124% Nts., 11/15/14[6]	2,997,100		3,082,668

			574,713,818
Financials—10.4%
Capital Markets—0.6%
Deutsche Bank AG, 4.296% Unsec. Sub. Nts., 5/24/28	21,980,000		20,323,082
Deutsche Bank Capital Trust, 4.901% Unsec. Sub. Perpetual Bonds[1,6,7]	20,330,000		17,585,450
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[6]	200,900,000	MXN	14,663,253
UBS AG (Jersey Branch):
4.28% Jr. Sub. Perpetual Nts.[7]	6,195,000	EUR	7,979,209
7.152% Jr. Sub. Perpetual Bonds[7]	4,420,000	EUR	6,212,658

			66,763,652
Commercial Banks—8.3%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[6]	51,700,000	TRY	24,746,949
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[6]	13,165,000		14,036,523
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[6]	12,980,000	BRR	5,409,909
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[6]	3,140,000		2,826,000
9.15% Nts., 1/15/16[6]	6,915,000		7,087,875
9.95% Unsec. Unsub. Nts., 11/5/19[6]	9,060,000		8,697,600
Banco do Brasil SA (Cayman):
6.25% Jr. Sub. Perpetual Bonds[7]	11,695,000		10,320,838
9.25% Jr. Sub. Perpetual Bonds[6,7]	46,000,000		50,255,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[6]	32,780,000		33,927,300
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[6]	22,680,000	BRR	9,401,932
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[6]	20,555,000		19,321,700
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	20,280,000		19,418,100
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	7,625,000	GBP	12,862,694
4.875% Sr. Sec. Unsub. Nts., 11/8/16	4,535,000	GBP	7,665,804
Barclays Bank plc:
4.75% Jr. Sub. Perpetual Bonds[7]	12,320,000	EUR	11,617,132
14% Jr. Sub. Perpetual Bonds[7]	28,455,000	GBP	56,690,143
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[6]	12,550,000		12,267,625
BBVA US Senior SAU, 4.664% Sr. Unsec. Nts., 10/9/15	22,010,000		22,682,163
BNP Paribas SA, 7.195% Jr. Sub. Perpetual Bonds[6,7]	13,195,000		12,832,138
BPCE SA, 9% Jr. Sub. Perpetual Bonds[7]	16,710,000	EUR	22,674,843
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[6]	11,360,000		11,491,515

9	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[6,7]	$31,390,000		$33,391,113
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[6]	8,580,000		8,022,300
EUROFIMA, 6.25% Bonds, 12/28/18	31,010,000	AUD	30,606,008
European Investment Bank:
5% Sr. Unsec. Nts., 8/22/22	21,955,000	AUD	19,762,652
6% Sr. Unsec. Nts., 8/6/20	17,550,000	AUD	17,050,351
6.50% Sr. Unsec. Nts., 8/7/19	17,550,000	AUD	17,506,182
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[6]	17,080,000		16,097,900
Hana Bank, 1.375% Sr. Unsec. Nts., 2/5/16[6]	17,584,199		17,243,681
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[1,6]	7,120,000		6,835,200
Intesa Sanpaolo SpA:
3.125% Unsec. Nts., 1/15/16	17,570,000		17,284,031
3.875% Unsec. Nts., 1/16/18	8,785,000		8,441,217
LBG Capital No. 1 plc, 11.04% Unsec. Sub. Nts., 3/19/20	21,666,000	GBP	36,894,317
LBG Capital No. 1 plc, 7.869% Sec. Sub. Nts., 8/25/20	8,795,000	GBP	13,644,369
Lloyds TSB Bank plc:
6% Sr. Sec. Nts., 2/8/29	13,525,000	GBP	25,186,209
11.875% Unsec. Sub. Nts., 12/16/21	22,105,000	EUR	34,939,544
Royal Bank of Scotland NV:
3.57% Unsec. Sub. Nts., 5/17/18[1]	8,795,000	AUD	7,183,486
3.57% Unsec. Sub. Nts., 5/17/18[1]	9,675,000	AUD	7,902,242
Royal Bank of Scotland plc (The):
2.375% Sr. Unsec. Sub. Nts., 11/2/15	2,650,000	CHF	2,786,238
13.125% Unsec. Sub. Nts., 3/19/22	11,457,000	AUD	12,313,569
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[6]	25,600,000		24,128,000
5.40% Sr. Unsec. Nts., 3/24/17	8,970,000		9,418,500
6.125% Sr. Nts., 2/7/22[6]	30,760,000		32,181,112
Stadshypotek AB, 6% Sec. Unsub. Bonds, 6/21/17	169,680,000	SEK	28,941,597
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[6]	16,300,000		16,381,500
Turkiye Is Bankasi AS:
3.875% Sr. Unsec. Nts., 11/7/17[6]	6,690,000		6,556,200
6% Sub. Nts., 10/24/22[6]	26,260,000		25,800,450
7.293% Unsec. Nts., 10/9/13[2]	32,125,000	TRY	16,345,907
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[6]	4,575,000		4,186,125
Turkiye Vakiflar Bankasi Tao, 3.75% Sr. Unsec. Nts., 4/15/18[6]	25,140,000		23,757,300
VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[6]	17,820,000		18,577,350
VTB Capital SA:
6.315% Nts., 2/22/18[6]	6,560,000		6,855,200
6.465% Sr. Sec. Unsub. Nts., 3/4/15[6]	6,640,000		6,999,888
6.875% Sr. Sec. Nts., 5/29/18[6]	19,310,000		20,516,875
Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[6]	16,235,000		14,855,025
6.75% Sr. Unsec. Nts., 2/8/17[6]	13,870,000		14,580,838

			979,406,259

10	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Consumer Finance—0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12[8]	$14,000,000		$910,000
Diversified Financial Services—1.1%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 4/15/24[6]	18,487,974		17,957,369
Banco BTG Pactual SA (Cayman):
4% Sr. Unsec. Nts., 1/16/20[6]	19,155,000		16,521,188
5.75% Unsec. Sub. Nts., 9/28/22[6]	15,210,000		13,194,675
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[5,8]	27,602,566	MXN	1,409,880
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[6]	37,110,000		38,316,075
JPMorgan Hipotecaria su Casita:
8.432% Sec. Nts., 8/26/35[5,9]	34,101,099	MXN	215,806
30.21% Mtg.-Backed Certificates, Series 06U, 9/25/35[5]	8,611,210	MXN	1,122,804
Korea Development Bank (The), 1.50% Sr. Unsec. Nts., 1/22/18	19,335,000		18,062,622
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[6]	8,755,000		8,798,775
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds[6,7]	7,030,000	GBP	10,189,587
Stanbic IBTC Holding Co., 12.468% Nts., 9/24/13[2]	1,297,000,000	NGN	7,700,763

			133,489,544
Insurance—0.2%
Assicurazioni Generali SpA, 7.75% Unsec. Sub. Nts., 12/12/42	1,755,000	EUR	2,432,868
AXA SA, 6.379% Sub. Perpetual Bonds[6,7]	17,595,000		17,199,113
Swiss Reinsurance Co. via ELM BV:
3.96% Jr. Sub. Perpetual Bonds[1,7]	4,405,000	AUD	3,724,169
7.635% Jr. Sub. Perpetual Bonds[7]	1,755,000	AUD	1,649,693

			25,005,843
Real Estate Management & Development—0.2%
BR Malls International Finance Ltd., 8.50% Perpetual Bonds[6,7]	7,455,000		7,482,956
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[6]	21,585,000		19,858,200
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[6]	1,000,000		960,000

			28,301,156
Industrials—1.4%
Aerospace & Defense—0.1%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	11,640,000		11,698,200
Airlines—0.3%
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/28/25[6]	37,205,000		34,236,041
Construction & Engineering—0.4%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[6]	5,720,000		5,391,100
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[9]	13,535,430		15,971,808
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[6]	6,285,000		6,206,438
Odebrecht Finance Ltd.:
4.375% Sr. Unsec. Nts., 4/25/25[6]	11,520,000		10,339,200
7.125% Sr. Nts., 6/26/42[6]	7,000,000		6,825,000

11	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Construction & Engineering Continued
8.25% Sr. Unsec. Nts., 4/25/18[6]	11,030,000	BRR	$4,350,259

			49,083,805
Industrial Conglomerates—0.4%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	20,805,000	AUD	20,309,720
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[6]	29,615,000		25,913,125

			46,222,845
Road & Rail—0.2%
Rede Ferroviaria Nacional REFER EPE, 4% Sr. Unsec. Unsub. Nts., 3/16/15	17,945,000	EUR	22,774,028
Ukraine Railways via Shortline plc, 9.50% Unsec. Nts., 5/21/18[6]	8,605,000		7,809,038

			30,583,066
Materials—2.7%
Chemicals—0.4%
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[6]	22,275,000		21,272,625
5.75% Sr. Unsec. Nts., 4/15/21[6]	14,820,000		14,523,600
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[6]	14,890,000		15,001,675

			50,797,900
Construction Materials—0.6%
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[6]	22,165,000		24,049,025
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[6]	30,145,000		31,953,700
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[6]	15,115,000		16,550,925

			72,553,650
Metals & Mining—1.7%
Alrosa Finance SA, 7.75% Nts., 11/3/20[6]	27,135,000		29,170,125
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]	9,050,000		8,823,750
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[6]	8,655,000		8,784,825
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[6]	23,335,000		22,839,131
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[6]	11,455,000		10,338,138
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[6]	12,720,000		11,802,506
Gerdau Holdings, Inc., 7% Sr. Unsec. Nts., 1/20/20[6]	5,000,000		5,300,000
Gerdau Trade, Inc.:
4.75% Sr. Unsec. Nts., 4/15/23[6]	14,670,000		13,569,750
5.75% Sr. Unsec. Nts., 1/30/21[6]	13,000,000		12,870,000
Korea Resources Corp., 2.125% Sr. Unsec. Nts., 5/2/18[6]	21,990,000		20,785,498
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[6]	8,600,000		7,912,000
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[6]	9,845,000		9,278,913
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Unsec. Nts., 2/19/18[6]	8,440,000		7,891,400
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[6]	8,935,000		8,019,163
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[6]	5,730,000		5,443,500

12	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Metals & Mining Continued
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[6]	$15,000,000		$14,325,000

			197,153,699
Telecommunication Services—3.1%
Diversified Telecommunication Services—1.2%
Brasil Telecom SA:
5.75% Sr. Unsec. Nts., 2/10/22[6]	25,000,000		23,343,750
9.75% Sr. Unsec. Nts., 9/15/16[6]	30,440,000	BRR	12,687,028
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[6]	4,270,000		4,045,825
Qtel International Finance Ltd., 3.875% Sr. Unsec. Nts., 1/31/28[6]	4,580,000		4,030,400
Telecom Italia SpA, 7.75% Unsec. Sub. Nts., 3/20/73	19,395,000	EUR	24,939,638
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[6]	14,400,000		13,214,650
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[6]	39,565,000		36,993,275
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[6]	20,000,000		20,250,000

			139,504,566
Wireless Telecommunication Services—1.9%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	299,600,000	MXN	22,507,902
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	140,800,000	MXN	10,821,816
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[6]	4,610,000		4,794,400
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[6]	8,800,000		8,338,000
Millicom International Cellular SA, 4.75% Sr. Unsec. Nts., 5/22/20[6]	15,720,000		14,977,387
MTS International Funding Ltd.:
5% Sr. Unsec. Nts., 5/30/23[6]	8,570,000		8,248,625
8.625% Sr. Unsec. Nts., 6/22/20[6]	14,110,000		16,649,800
Vimpel Communications, Inc.:
8.85% Sr. Unsec. Nts., 3/8/22[1]	229,300,000	RUR	7,085,676
8.85% Sr. Unsec. Nts., 3/8/22[1]	199,300,000	RUR	6,158,636
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[6]	14,230,000		15,208,313
9.125% Sr. Unsec. Nts., 4/30/18[6]	29,440,000		33,635,200
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[6]	32,375,000		33,589,063
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[6]	25,825,000		24,275,500
9% Sr. Unsec. Nts., 2/13/18	554,700,000	RUR	16,715,241
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[6]	6,010,000		6,280,450

			229,286,009
Utilities—3.1%
Electric Utilities—2.2%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[6]	12,690,000		14,276,250
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,6,7]	30,780,000		29,480,007
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Unsub. Nts., 2/1/21[6]	22,403,000,000	COP	12,503,203

13	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Electric Utilities Continued
Eskom Holdings Ltd.:
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	316,000,000	ZAR	$30,540,790
10% Nts., Series ES23, 1/25/23	396,000,000	ZAR	45,558,037
Instituto Costarricense de Electricidad, 6.375% Sr. Unsec. Nts., 5/15/43[6]	15,000,000		13,631,250
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[6]	12,770,000		13,479,527
7.25% Nts., 1/15/19[6]	71,635,000		76,349,228
9.375% Sr. Sec. Nts., 1/28/20[6]	4,460,000		5,267,456
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	665,100,000	PHP	17,002,034

			258,087,782
Energy Traders—0.3%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[6]	19,695,000		21,067,170
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[6]	10,565,000		8,821,775

			29,888,945
Gas Utilities—0.2%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[6]	12,535,000		13,036,400
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[6]	8,795,000		7,959,475
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[6]	6,685,000		6,935,688

			27,931,563
Multi-Utilities—0.4%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[6]	12,160,000		11,308,800
Veolia Environnement SA, 4.44% Unsec. Perpetual Bonds[1,7]	28,160,000	EUR	35,417,163

			46,725,963

Total Corporate Bonds and Notes (Cost $3,275,312,977)			3,113,292,515
Corporate Loans—0.0%
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 8/15/13[8] (Cost $5,543,125)	15,837,500		5,493,909
Structured Securities—1.1%
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[1,6]	5,900,000	GHS	2,836,128
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	13,239,000,000	COP	8,657,052
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	220,242,600	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch),, Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	64,600,000	RUR	—
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[2,6]	3,964,485		2,544,653
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[2,6]	5,051,363		3,242,279

14	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[2,6]	$4,361,043		$2,799,188
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[2,6]	3,898,223		2,502,122
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[2,6]	4,853,604		3,115,345
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[2,6]	5,539,652		3,555,693
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[2,6]	4,425,534		2,840,582
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[2,6]	4,159,814		2,670,027
Opic Reforma I Credit Linked Nts., Cl. 2A, 7.719%, 5/22/15[1,9]	1,273,571	MXN	92,441
Opic Reforma I Credit Linked Nts., Cl. 2B, 7.719%, 5/22/15[1,9]	2,228,143	MXN	161,727
Opic Reforma I Credit Linked Nts., Cl. 2C, 7.719%, 5/22/15[1,9]	33,594,990	MXN	2,438,450
Opic Reforma I Credit Linked Nts., Cl. 2D, 7.719%, 5/22/15[1,9]	2,448,357	MXN	177,711
Opic Reforma I Credit Linked Nts., Cl. 2E, 7.719%, 5/22/15[1,9]	1,778,777	MXN	129,110
Opic Reforma I Credit Linked Nts., Cl. 2F, 7.719%, 5/22/15[1,9]	1,136,016	MXN	82,456
Opic Reforma I Credit Linked Nts., Cl. 2G, 7.719%, 5/22/15[1,9]	209,208	MXN	15,185
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[9]	17,940,000,000	COP	11,772,137
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[2,9]	2,839,000,000	MXN	18,755,110
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16[2,9]	68,635,000,000	COP	30,858,668
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16[2,9]	45,697,000,000	COP	19,318,589
Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24[9]	17,770,000,000	COP	11,618,048
LB Peru Trust II Certificates, Series 1998-A, 35.598%, 2/28/16[2,8]	1,027,599		1,086,003
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	233,723,226	RUR	3,521,215

Total Structured Securities (Cost $136,394,948)			134,789,919

	Expiration Date	Strike Price	Contracts
Over-the-Counter Options Purchased—1.3%
Australian Dollar (AUD) Call[10]	8/19/13	1AUD per 1.008CAD	47,000,000	73,472
Canadian Dollar (CAD) Put[10]	8/21/13	1USD per 1.030CAD	49,440,000	1,252,709
Dual digital option with $522,000 payout contingent on: British pound (GBP)/ United States Dollar (USD) spot rates, and; United States Dollar (USD)/Indian Rupee (INR) Spot rates at expire date[10]	8/28/13	Spot trades at or below: 1GBP per 1.498USD Spot trades at or below: 1USD per 54.060INR	1	1,291
Euro (EUR) Call[10]	8/12/13	1EUR per 1.295USD	98,000,000	1,935,701
Euro (EUR) Call[10]	8/19/13	1EUR per 1.360USD	200,000,000	282,854
Euro (EUR) Call[10]	9/5/13	1EUR per 1.320USD	150,000,000	1,710,549
Euro (EUR) Call[10]	9/10/13	1EUR per 2.573TRY	50,000,000	1,084,919

15	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Euro (EUR) Call[10]	9/10/13	1EUR per 4.317PLZ	50,000,000	$1,336,787
Euro (EUR) Call[10]	9/11/13	1EUR per 2.569TRY	50,000,000	1,127,901
Euro (EUR) Call[10]	9/11/13	1EUR per 4.336PLZ	50,000,000	1,212,480
Euro (EUR) Call[10]	9/11/13	1EUR per 1.335USD	100,000,000	737,204
Euro (EUR) Call[10]	9/12/13	1EUR per 44.020RUR	100,000,000	1,884,779
Euro (EUR) Call[10]	9/12/13	1EUR per 1.340USD	75,000,000	468,992
Euro (EUR) Call[10]	9/18/13	1EUR per 1.356USD	65,895,000	252,270
Euro (EUR) Call[10]	9/18/13	1EUR per 1.356USD	250,000,000	957,093
Euro (EUR) Call[10]	9/30/13	1EUR per 1.355USD	225,000,000	1,101,436
Euro (EUR) Call[10,13]	1/17/14	1EUR per 1.290USD	73,500,000	1,238,099
Euro (EUR) Put[10]	8/19/13	1EUR per 1.270USD	200,000,000	1,411,060
Euro (EUR) Put[10]	8/19/13	1EUR per 1.270USD	300,000,000	2,116,590
Euro (EUR) Put[10]	9/27/13	1EUR per 7.766NOK	193,875,000	17,852
Indian Rupee (INR) Call[10]	4/16/14	1USD per 57.500INR	3,703,200,000	402,168
Indian Rupee (INR) Call[10]	4/29/14	1USD per 57.500INR	3,808,500,000	446,394
Indian Rupee (INR) Call[10]	5/12/14	1USD per 58.000INR	2,391,400,000	356,343
Japanese Yen (JPY) Call[10]	7/12/13	1USD per 91.500JPY	22,875,000,000	29,966
Japanese Yen (JPY) Put[10]	7/9/13	1USD per 98.500JPY	24,625,000,000	3,647,455
Japanese Yen (JPY) Put[10]	7/11/13	1USD per 98.000JPY	14,700,000,000	2,823,282
Japanese Yen (JPY) Put[10]	7/11/13	1USD per 97.500JPY	14,625,000,000	3,353,951
Japanese Yen (JPY) Put[10]	7/11/13	1USD per 97.000JPY	9,700,000,000	2,617,836
Japanese Yen (JPY) Put[10]	7/12/13	1USD per 97.000JPY	24,250,000,000	6,630,920
Japanese Yen (JPY) Put[10,14]	7/15/13	1USD per 96.500JPY	24,125,000,000	834,243
Japanese Yen (JPY) Put[10]	7/17/13	1USD per 97.000JPY	14,550,000,000	4,167,411
Japanese Yen (JPY) Put[10]	12/12/13	1CAD per 84.500JPY	150,000,000	1,524,998
Japanese Yen (JPY) Put[10]	12/12/13	1CAD per 84.300JPY	100,000,000	847,773
Japanese Yen (JPY) Put[10]	4/8/14	1USD per 99.000JPY	9,900,000,000	4,767,543
Japanese Yen (JPY) Put[10]	4/10/14	1USD per 103.500JPY	12,937,500,000	3,679,813
Japanese Yen (JPY) Put[10]	5/23/14	1USD per 105.000JPY	15,750,000,000	4,145,715
Japanese Yen (JPY) Put[10]	5/23/14	1USD per 105.000JPY	15,750,000,000	4,145,715
Japanese Yen (JPY) Put[10]	4/6/15	1USD per 99.500JPY	19,900,000,000	13,038,082
Japanese Yen (JPY) Put[10]	4/7/15	1USD per 101.500JPY	10,150,000,000	5,695,876
Japanese Yen (JPY) Put[10]	4/7/15	1USD per 101.500JPY	10,150,000,000	5,695,876
Japanese Yen (JPY) Put[10]	4/9/15	1USD per 103.500JPY	25,875,000,000	12,406,028
Japanese Yen (JPY) Put[10]	4/15/15	1USD per 103.000JPY	12,875,000,000	6,456,555
Japanese Yen (JPY) Put[10]	4/30/15	1JPY per 10.195KRW	5,000,000,000	1,555,905
Japanese Yen (JPY) Put[10]	5/7/15	1JPY per 10.425KRW	5,000,000,000	2,119,050
Japanese Yen (JPY) Put[10]	5/7/15	1USD per 101.000JPY	12,625,000,000	7,532,833
Japanese Yen (JPY) Put[10]	5/7/15	1JPY per 9.900KRW	5,000,000,000	1,187,742
Japanese Yen (JPY) Put[10]	5/7/15	1JPY per 10.100KRW	5,000,000,000	1,695,723
Japanese Yen (JPY) Put[10]	5/11/15	1USD per 104.000JPY	20,800,000,000	9,871,472
Japanese Yen (JPY) Put[10]	5/22/15	1USD per 108.000JPY	21,365,000,000	7,530,735
Mexican Nuevo Peso (MXN) Call[10]	9/18/13	1USD per 12.770MXN	1,232,150,000	1,643,294

16	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Mexican Nuevo Peso (MXN) Call[10]	9/18/13	1USD per 12.770MXN	1,232,150,000	$1,643,294
Mexican Nuevo Peso (MXN) Call[10]	9/23/13	1USD per 13.310MXN	856,200,000	2,642,028
Mexican Nuevo Peso (MXN) Call[10]	9/23/13	1USD per 13.149MXN	845,800,000	2,119,169
Polish Zloty (PLZ) Call[10]	7/16/13	1USD per 3.095PLZ	154,750,000	6,145
Swiss Franc (CHF) Put[10]	2/20/14	1USD per 1.000CHF	125,000,000	1,842,374
Swiss Franc (CHF) Put[10]	6/10/14	$1USD per 0.970CHF	194,000,000	5,501,248

Total Over-the-Counter Options Purchased (Cost $172,404,518)				154,808,993

	Swaption Expiration Date	Notional Amount
Over-the-Counter Credit Default Swaptions Purchased—0.1%
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Series 19 Version 1; Termination Date: 6/20/18[10]	7/18/13	234,770,000	EUR	1,124,406
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Series 19 Version 1; Termination Date: 6/20/18[10]	7/18/13	469,560,000	EUR	2,248,908
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.20; Termination Date: 6/20/18[10]	12/19/13	46,945,000		1,443,559
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.20; Termination Date: 6/20/18[10]	9/19/13	46,945,000		985,845

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $4,792,672)				5,802,718
Over-the-Counter Interest Rate Swaptions Purchased—0.8%
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 0.87%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/17/16[10]	12/16/14	200,000,000		2,556,316
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.795%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/30/23[10]	7/29/13	101,600,000		786,450
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.9125%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/23[10]	8/28/13	284,230,000		2,910,627

17	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 4.3725%; Termination Date: 12/5/22[10]	12/5/17	100,000,000	AUD	$1,386,739
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.0825%; Termination Date: 10/8/23[10]	10/9/13	78,525,000	CAD	62
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.20%; Termination Date: 11/13/23[10]	11/8/13	87,980,000		63,852
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.1825%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/20/23[10]	11/19/13	14,110,000		884,394
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.6725%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/10/23[10]	10/9/13	78,525,000		2,059,286
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.215%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/18/43[10]	9/17/13	75,000,000		4,826,153
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.40%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/28/25[10]	5/27/15	175,845,000		8,764,012
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[10]	4/26/17	76,880,000		11,760,133
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.537%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/25/46[10]	1/26/16	43,960,000	GBP	6,300,763
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.57%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[10]	9/3/13	65,890,000		1,426,017
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.99%; Received: Six-Month GBP BBA LIBOR; Termination Date: 5/30/33[10]	5/31/23	40,415,000	GBP	3,619,613
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.6175%; Termination Date: 6/20/21[10]	6/21/16	175,715,000	GBP	4,563,007

18	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.20%; Termination Date: 11/9/23[10]	11/8/13	52,335,000		$38,285
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.18%; Received: Three-Month KRW CD KSDA; Termination Date: 11/22/22[10]	11/22/17	108,600,000,000	KRW	2,463,810
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.275%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/4/45[10]	12/7/15	43,925,000	GBP	7,971,344
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.32%; Received: Three-Month KRW CD KSDA; Termination Date: 1/5/23[10]	1/5/18	87,860,000,000	KRW	1,769,643
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.70%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/21/44[10]	2/20/14	104,640,000		4,250,937
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.88375%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/23[10]	9/27/13	165,730,000		2,620,559
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.9375%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/23[10]	9/23/13	207,815,000		2,752,741
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.74%: Received: Three-Month USD BBA LIBOR; Termination Date: 7/29/18[10]	7/26/13	500,000,000		1,337,936
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.745%: Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/18[10]	8/28/13	139,505,000		849,842
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.256%: Received: Three-Month USD BBA LIBOR; Termination Date: 11/19/23[10]	11/18/13	13,060,000		744,400
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.8825%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/23/23[10]	9/20/13	62,680,000		932,798
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.885%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/23/23[10]	9/20/13	52,235,000		772,932

19	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.12%: Received: Three-Month KRW CD KSDA; Termination Date: 1/16/25[10]	1/16/15	50,000,000,000	KRW	$1,453,451
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.5175%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/16/43[10]	9/13/13	77,295,000		2,268,768
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 3.27%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[10]	9/3/13	24,980,000		1,317,981
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.22%; Received: Six-Month EUR EURIBOR; Termination Date: 9/23/45[10]	9/22/15	100,000,000	EUR	6,674,134
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.2575%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[10]	9/3/13	43,930,000		2,390,792
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.545%; Termination Date: 1/26/19[10]	1/25/17	369,325,000	EUR	2,247,344

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $92,856,996)				94,765,121

	Shares
Investment Company—2.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[11,12] (Cost $292,581,771)	292,581,771	292,581,771
Total Investments, at Value (Cost $12,639,344,793)	100.6%	11,945,988,601
Liabilities in Excess of Other Assets	(0.6)	(72,894,512)

Net Assets	100.0%	$11,873,094,089

Footnotes to Statement of Investments

*	June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

Principal amount, notional amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi

20	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	New Turkish Lira
ZAR	South African Rand

1.	Represents the current interest rate for a variable or increasing rate security.
2.	Zero coupon bond reflects effective yield on the date of purchase.
3.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $21,896,102. See accompanying Notes.
4.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $54,652,270. See accompanying Notes.
5.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,700,735,512 or 22.75% of the Fund’s net assets as of June 28, 2013.
7.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
8.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
9.	Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $111,607,246, which represents 0.94% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.719%, 5/22/15	5/21/08	$122,792	$92,441	$(30,351)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.719%, 5/22/15	6/12/08	214,813	161,727	(53,086)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.719%, 5/22/15	6/18/08	3,259,229	2,438,450	(820,779)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.719%, 5/22/15	7/8/08	237,353	177,711	(59,642)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.719%, 5/22/15	7/15/08	172,730	129,110	(43,620)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.719%, 5/22/15	8/8/08	111,830	82,456	(29,374)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.719%, 5/22/15	8/22/08	20,634	15,185	(5,449)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	12,623,227	11,772,137	(851,090)
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	31,288,423	18,755,110	(12,533,313)
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-11/18/09	13,630,913	15,971,808	2,340,895
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16	12/6/05	11,167,708	30,858,668	19,690,960
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16	10/16/06	7,146,349	19,318,589	12,172,240

21	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24	3/13/13	14,430,050	11,618,048	(2,812,002)
JPMorgan Hipotecaria su Casita, 8.432% Sec. Nts., 8/26/35	3/21/07	3,092,229	215,806	(2,876,423)

		$97,518,280	$111,607,246	$14,088,966

10.	Non-income producing security.
11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	342,147,098	4,072,864,117	4,122,429,444	292,581,771

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$292,581,771	$402,257

a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See accompanying Notes.
12.	Rate shown is the 7-day yield as of June 28, 2013.
13.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.27USD per 1EUR.
14.	Knock-out option expires worthless if at any time spot rates are greater than or equal to 100.25JPY per 1USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Russia	$1,145,023,286	9.6%
Japan	1,130,737,227	9.5
Brazil	1,072,842,973	9.0
Mexico	981,940,779	8.2
United States	927,651,707	7.8
Turkey	686,711,118	5.7
United Kingdom	543,813,276	4.5
Germany	513,097,802	4.3
Italy	505,635,273	4.2
Australia	452,301,580	3.8
France	404,042,177	3.4
South Africa	387,715,466	3.2
Hungary	282,440,632	2.4
Portugal	202,758,743	1.7
Venezuela	183,515,904	1.5
Colombia	177,399,497	1.5
Spain	158,463,578	1.3
Thailand	143,804,231	1.2
Belgium	138,991,029	1.2
Poland	137,495,878	1.1
The Netherlands	118,984,980	1.0
Canada	118,314,840	1.0
Nigeria	118,253,582	1.0
Malaysia	116,419,858	1.0
Peru	115,539,245	1.0
Korea, Republic of South	102,318,612	0.9
United Arab Emirates	96,798,516	0.8
Israel	95,096,211	0.8
Supranational	84,926,484	0.7
Ukraine	80,812,735	0.7
Chile	56,849,437	0.5

22	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Indonesia	45,606,325	0.4
Denmark	41,333,208	0.3
Ivory Coast	41,056,413	0.3
Croatia	40,416,949	0.3
Kazakhstan	38,428,606	0.3
India	35,194,155	0.3
Dominican Republic	34,136,032	0.3
Ireland	32,957,627	0.3
Sri Lanka	31,643,850	0.3
European Union	31,171,358	0.3
Sweden	28,941,597	0.2
China	27,169,068	0.2
Switzerland	26,909,351	0.2
Angola	26,730,000	0.2
Serbia	24,250,912	0.2
Finland	23,444,812	0.2
Tanzania	20,110,050	0.2
Slovenia	18,650,000	0.2
Philippines	17,002,034	0.1
Costa Rica	13,631,250	0.1
Jamaica	13,132,400	0.1
Rwanda	10,020,663	0.1
Morocco	8,852,000	0.1
Luxembourg	7,979,107	0.1
Bolivia	7,351,500	0.1
Guatemala	7,260,525	0.1
Paraguay	5,045,625	—
Qatar	4,030,400	—
Ghana	2,836,128	—

Total	$11,945,988,601	100.0%

Forward Currency Exchange Contracts as of June 28, 2013 are as follows:

Counterparty/ Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Brazilian Real (BRR)	Sell	71,020	BRR	1/3/14	$30,626,382	$191,583	$—
Colombian Peso (COP)	Buy	12,848,000	COP	9/26/13	6,625,983	74,224	—
Colombian Peso (COP)	Sell	30,190,000	COP	7/19/13	15,677,939	540,165	—
Euro (EUR)	Sell	60,000	EUR	8/21/13	78,116,931	—	1,374,951
Hungarian Forint (HUF)	Buy	5,915,000	HUF	9/16/13	25,898,597	313,736	—
Japanese Yen (JPY)	Buy	51,403,000	JPY	11/29/13	518,820,400	8,533,355	—
Mexican Nuevo Peso (MXN)	Buy	687,900	MXN	8/16/13	52,858,462	1,401,680	—
Mexican Nuevo Peso (MXN)	Sell	4,202,730	MXN	7/25/13-12/19/13	321,157,034	5,923,569	—
New Turkish Lira (TRY)	Sell	17,330	TRY	9/3/13	8,891,421	244,682	—
Peruvian New Sol (PEN)	Buy	18,470	PEN	9/30/13	6,585,600	—	13,186
Peruvian New Sol (PEN)	Sell	127,400	PEN	10/29/13	45,330,392	2,774,469	—
Philippines Peso (PHP)	Sell	746,000	PHP	10/7/13	17,297,950	1,227,007	—
South African Rand (ZAR)	Buy	302,930	ZAR	7/5/13	30,622,301	958,747	—
South Korean Won (KRW)	Sell	22,862,000	KRW	7/5/13	20,011,954	—	44,270

						22,183,217	1,432,407

23	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc:
Brazilian Real (BRR)	Sell	124,730	BRR	1/3/14	53,788,068	1,207,523	—
Chilean Peso (CLP)	Buy	3,660,000	CLP	8/2/13	7,161,376	—	510,776
Euro (EUR)	Buy	240,030	EUR	11/29/13	312,667,275	706,172	1,422,796
Euro (EUR)	Sell	175,195	EUR	8/21/13-11/29/13	228,165,096	361,987	604,350
Hungarian Forint (HUF)	Buy	9,149,000	HUF	9/16/13	40,058,540	125,587	155,430
Japanese Yen (JPY)	Sell	22,781,000	JPY	7/25/13-11/29/13	229,746,433	24,507,645	423,617
New Turkish Lira (TRY)	Sell	30,420	TRY	7/29/13	15,699,900	331,720	—
South African Rand (ZAR)	Buy	325,120	ZAR	7/5/13	32,865,422	743,512	—
South African Rand (ZAR)	Sell	1,538,300	ZAR	10/7/13-11/15/13	152,604,493	10,866,259	462,397

						38,850,405	3,579,366
BNP Paribas
British Pound Sterling (GBP)	Sell	62,070	GBP	11/29/13	94,314,940	—	568,757
Citibank NA:
Australian Dollar (AUD)	Sell	531,660	AUD	11/29/13	480,989,301	24,738,982	—
British Pound Sterling (GBP)	Sell	7,485	GBP	11/29/13	11,373,406	97,258	—
Canadian Dollar (CAD)	Buy	20,930	CAD	11/29/13	19,827,018	—	608,184
Colombian Peso (COP)	Buy	16,142,000	COP	7/19/13	8,382,686	—	45,457
Colombian Peso (COP)	Sell	99,287,000	COP	7/19/13-9/26/13	51,312,738	2,250,716	—
Hungarian Forint (HUF)	Sell	2,509,000	HUF	9/16/13	10,985,559	—	112,512
Japanese Yen (JPY)	Sell	35,579,000	JPY	9/11/13	358,854,206	18,177,776	—
Malaysian Ringgit (MYR)	Buy	517,770	MYR	7/25/13	162,890,242	—	6,850,935
Mexican Nuevo Peso (MXN)	Sell	2,061,390	MXN	8/16/13-12/19/13	157,265,504	1,069,004	1,720,580
New Turkish Lira (TRY)	Sell	78,060	TRY	9/3/13	40,049,874	1,395,434	—

						47,729,170	9,337,668
Credit Suisse International:
New Turkish Lira (TRY)	Sell	152,460	TRY	7/17/13	78,835,409	—	4,965,944
South Korean Won (KRW)	Sell	22,841,000	KRW	7/5/13	19,993,572	—	45,101

						—	5,011,045
Deutsche Bank AG:
Colombian Peso (COP)	Buy	8,825,000	COP	7/19/13	4,582,902	—	164,274
Euro (EUR)	Sell	494,960	EUR	8/21/13-8/30/13	644,439,962	—	2,867,806
Hungarian Forint (HUF)	Sell	2,460,000	HUF	9/16/13	10,771,014	—	478,009
New Turkish Lira (TRY)	Sell	56,000	TRY	9/3/13	28,731,654	732,415	—
Peruvian New Sol (PEN)	Sell	8,680	PEN	9/30/13	3,094,911	53,439	—
Polish Zloty (PLZ)	Sell	79,380	PLZ	11/29/13	23,667,297	454,915	—
South African Rand (ZAR)	Buy	123,110	ZAR	7/5/13-11/29/13	12,319,648	129,099	28,880

						1,369,868	3,538,969
Goldman Sachs Bank USA:
Australian Dollar (AUD)	Sell	38,485	AUD	11/29/13	34,817,126	563,674	—
Brazilian Real (BRR)	Sell	108,150	BRR	1/3/14	46,638,175	1,236,991	—
Colombian Peso (COP)	Buy	67,470,000	COP	9/26/13	34,795,696	112,601	250,492

24	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Euro (EUR)	Sell	603,155	EUR	8/21/13-12/19/13	785,481,865	11,812,004	846,846
Japanese Yen (JPY)	Sell	26,374,000	JPY	7/25/13-11/29/13	266,033,992	12,160,392	185,245
South African Rand (ZAR)	Buy	140,120	ZAR	7/5/13	14,164,318	500,434	—
South Korean Won (KRW)	Buy	55,750,000	KRW	7/11/13	48,781,306	—	1,218,694

						26,386,096	2,501,277
HSBC Bank USA NA:
Malaysian Ringgit (MYR)	Buy	338,720	MYR	9/25/13	106,084,072	1,102,533	7,784
Malaysian Ringgit (MYR)	Sell	9,970	MYR	7/5/13	3,151,762	—	6,651
New Turkish Lira (TRY)	Buy	152,460	TRY	7/17/13	78,835,409	550,428	—

						1,652,961	14,435
JPMorgan Chase Bank NA:
Brazilian Real (BRR)	Sell	344,145	BRR	8/2/13-9/4/13	152,597,715	995,224	—
Colombian Peso (COP)	Buy	36,900,000	COP	7/19/13	19,162,502	—	250,887
Colombian Peso (COP)	Sell	79,924,000	COP	10/7/13	41,174,127	2,133,377	—
Hungarian Forint (HUF)	Sell	983,000	HUF	9/16/13	4,304,027	—	222,079
Japanese Yen (JPY)	Sell	6,159,000	JPY	11/29/13	62,163,976	282,287	79,512
Malaysian Ringgit (MYR)	Buy	199,635	MYR	7/5/13	63,109,523	—	1,299,252
Mexican Nuevo Peso (MXN)	Buy	466,900	MXN	8/16/13	35,876,750	—	2,343,617
New Turkish Lira (TRY)	Sell	144,390	TRY	7/29/13-10/9/13	74,330,516	3,775,464	72,164
Russian Ruble (RUR)	Sell	1,320,170	RUR	9/10/13	39,713,403	658,768	—
South African Rand (ZAR)	Sell	916,930	ZAR	7/5/13	92,689,751	5,608,920	—
South Korean Won (KRW)	Buy	45,703,000	KRW	7/5/13	40,005,527	—	651,888
Thailand Baht (THB)	Sell	977,200	THB	5/8/14	31,057,875	1,224,914	—

						14,678,954	4,919,399
Morgan Stanley & Co. International plc
Peruvian New Sol (PEN)	Buy	26,570	PEN	9/30/13	9,473,708	—	301,862
Morgan Stanley Capital Services, Inc.:
Brazilian Real (BRR)	Sell	112,070	BRR	7/2/14	46,600,355	1,893,804	—
British Pound Sterling (GBP)	Sell	13,325	GBP	11/29/13	20,247,246	639,585	—
Euro (EUR)	Sell	99,585	EUR	11/29/13	129,721,162	2,342,361	13,693
Japanese Yen (JPY)	Buy	11,915,000	JPY	9/11/13	120,176,167	—	5,879,794
Mexican Nuevo Peso (MXN)	Buy	144,640	MXN	11/6/13	11,035,513	—	666,752
Mexican Nuevo Peso (MXN)	Sell	980,020	MXN	8/16/13-9/5/13	75,214,696	555,925	—
Peruvian New Sol (PEN)	Buy	53,175	PEN	10/29/13	18,920,279	—	311,185
Polish Zloty (PLZ)	Buy	371,510	PLZ	8/26/13	111,396,838	—	244,501
Russian Ruble (RUR)	Sell	1,021,200	RUR	9/10/13	30,719,776	—	108,265
South African Rand (ZAR)	Buy	21,280	ZAR	7/5/13	2,151,132	39,010	—
Swedish Krona (SEK)	Sell	27,780	SEK	11/29/13	4,128,683	165,790	—

						5,636,475	7,224,190
Nomura Global Financial Products, Inc.:
Euro (EUR)	Sell	50,000	EUR	8/21/13	65,097,442	—	19,442
Japanese Yen (JPY)	Buy	69,558,000	JPY	7/25/13-11/29/13	701,836,074	7,914,376	11,153,132
Thailand Baht (THB)	Buy	560,500	THB	11/20/13	17,944,113	59,827	352,529

						7,974,203	11,525,103

25	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Standard Chartered Bank
Malaysian Ringgit (MYR)	Sell	189,665	MYR	7/5/13	59,957,762	—	807,598
The Royal Bank of Scotland plc:
Hungarian Forint (HUF)	Sell	6,026,000	HUF	9/16/13	26,384,606	—	301,334
Japanese Yen (JPY)	Buy	14,292,000	JPY	7/25/13	144,115,440	—	6,434,364
Norwegian Krone (NOK)	Buy	20,930	NOK	11/29/13	3,427,175	—	111,009
South African Rand (ZAR)	Buy	97,230	ZAR	7/5/13	9,828,694	217,522	—
South African Rand (ZAR)	Sell	1,105,390	ZAR	10/7/13	110,213,359	6,710,874	—
Swiss Franc (CHF)	Buy	17,245	CHF	11/29/13	18,286,420	343,774	—

						7,272,170	6,846,707

Total unrealized appreciation and depreciation						$173,733,519	$57,608,783

Futures Contracts as of June 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
90-Day Sterling	Buy	438	12/16/15	$82,135,825	$324,324
90-Day Sterling	Buy	1,142	12/21/16	212,589,984	(57,672)
Australian Treasury Bonds, 10 yr.	Sell	2,920	9/16/13	316,160,000	7,143,336
Euro OAT	Sell	374	9/6/13	64,488,298	1,203,338
Euro-Bundesobligation	Sell	723	9/6/13	117,824,174	(561,584)
Euro-Bundesobligation	Sell	360	9/6/13	66,315,050	(483,206)
Three-Month Euro Euribor Interest Rate	Buy	263	9/19/16	84,372,006	233,115
U.S. Treasury Long Bonds	Sell	1,130	9/19/13	153,503,438	(45,183)
U.S. Treasury Nts., 5 yr.	Sell	230	9/30/13	27,840,781	485,359
U.S. Treasury Nts., 10 yr.	Sell	1,719	9/19/13	217,560,938	2,287,395

					$10,529,222

Over-the-Counter Options Written at June 28, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD)[1]	Call	47,000,000	1AUD per 1.025CAD	8/19/13	$191,514	$(24,518)	$166,996
British Pound Sterling (GBP)	Call	33,500,000	1GBP per 1.564CAD	8/20/13	778,649	(1,418,683)	(640,034)
British Pound Sterling (GBP)	Put	33,500,000	1GBP per 1.564CAD	8/20/13	704,066	(240,439)	463,627
Canadian Dollar (CAD)[2]	Put	50,208,000	1USD per 1.046CAD	8/21/13	403,680	(607,373)	(203,693)
Euro (EUR)	Put	300,000,000	1EUR per 1.230USD	8/19/13	2,077,470	(529,161)	1,548,309
Euro (EUR)	Put	200,000,000	1EUR per 1.230USD	8/19/13	1,402,200	(352,774)	1,049,426
Euro (EUR)[3]	Put	150,000,000	1EUR per 1.240USD	9/5/13	1,460,100	(428,327)	1,031,773

26	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Euro (EUR)	Put	200,000,000	1EUR per 1.300USD		8/19/13	3,520,400	(3,290,942)	229,458
Euro (EUR)[4]	Call	98,000,000	1EUR per 1.310USD		8/12/13	1,209,340	(939,061)	270,279
Euro (EUR)[5]	Call	100,000,000	1EUR per 1.365USD		9/11/13	689,325	(201,336)	487,989
Euro (EUR)[6]	Call	75,000,000	1EUR per 1.370USD		9/12/13	488,063	(99,750)	388,313
Euro (EUR)	Call	50,000,000	1EUR per 2.699TRY		9/11/13	506,026	(464,658)	41,368
Euro (EUR)	Call	50,000,000	1EUR per 2.705TRY		9/10/13	488,558	(436,177)	52,381
Euro (EUR)	Call	50,000,000	1EUR per 4.494PLZ		9/10/13	404,370	(490,068)	(85,698)
Euro (EUR)	Call	50,000,000	1EUR per 4.511PLZ		9/11/13	389,507	(454,273)	(64,766)
Euro (EUR)	Call	100,000,000	1EUR per 46.113RUR		9/12/13	1,004,062	(654,726)	349,336
France (Republic of) Bonds, 2.75%, 10/25/27	Put	43,950,000	98.875	EUR	10/22/13	1,638,855	(1,336,172)	302,683
Indian Rupee (INR)	Put	3,936,750,000	1USD per 59.450INR		4/29/14	1,746,540	(5,017,585)	(3,271,045)
Japanese Yen (JPY)	Call	5,000,000,000	1JPY per 13.180KRW		5/7/15	1,783,639	(3,579,227)	(1,795,588)
Japanese Yen (JPY)	Call	5,000,000,000	1JPY per 13.540KRW		5/7/15	1,647,213	(3,445,678)	(1,798,465)
Japanese Yen (JPY)	Call	5,000,000,000	1JPY per 13.600KRW		5/7/15	1,902,857	(3,287,988)	(1,385,131)
Japanese Yen (JPY)	Call	5,000,000,000	1JPY per 13.695KRW		4/30/15	1,980,818	(3,280,877)	(1,300,059)
Japanese Yen (JPY)	Put	8,804,000,000	1USD per 100.250JPY		7/5/13	432,077	(347,494)	84,583
Japanese Yen (JPY)	Put	10,500,000,000	1USD per 105.000JPY		4/8/14	2,674,000	(2,479,575)	194,425
Japanese Yen (JPY)	Put	16,500,000,000	1USD per 110.000JPY		5/23/14	3,592,500	(2,529,945)	1,062,555
Japanese Yen (JPY)	Put	16,500,000,000	1USD per 110.000JPY		5/23/14	3,570,000	(2,529,945)	1,040,055
Japanese Yen (JPY)	Put	22,000,000,000	1USD per 110.000JPY		4/6/15	4,070,000	(6,312,020)	(2,242,020)
Japanese Yen (JPY)	Put	14,000,000,000	1USD per 112.000JPY		5/7/15	2,937,500	(3,609,340)	(671,840)
Japanese Yen (JPY)	Put	11,200,000,000	1USD per 112.000JPY		4/7/15	2,250,000	(2,775,696)	(525,696)
Japanese Yen (JPY)	Put	11,200,000,000	1USD per 112.000JPY		4/7/15	2,280,000	(2,775,696)	(495,696)
Japanese Yen (JPY)	Put	14,125,000,000	1USD per 113.000JPY		4/10/14	1,761,250	(1,349,926)	411,324

27	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Japanese Yen (JPY)	Put	28,500,000,000	1USD per 114.000JPY	4/9/15	6,221,000	(6,142,605)	78,395
Japanese Yen (JPY)	Put	14,375,000,000	1USD per 115.000JPY	4/15/15	2,584,999	(2,917,838)	(332,839)
Japanese Yen (JPY)	Put	23,400,000,000	1USD per 117.000JPY	5/11/15	4,194,001	(4,287,582)	(93,581)
Japanese Yen (JPY)	Put	23,739,000,000	1USD per 120.000JPY	5/22/15	4,015,846	(3,614,025)	401,821
Japanese Yen (JPY)[7]	Call	10,875,000,000	1USD per 87.000JPY	4/15/15	1,797,500	(3,705,548)	(1,908,048)
Japanese Yen (JPY)[7]	Call	17,400,000,000	1USD per 87.000JPY	4/6/15	2,821,999	(5,829,870)	(3,007,871)
Japanese Yen (JPY)[8]	Call	10,875,000,000	1USD per 87.000JPY	5/7/15	2,656,249	(4,100,093)	(1,443,844)
Japanese Yen (JPY)[9]	Call	18,000,000,000	1USD per 90.000JPY	5/11/15	4,586,000	(7,653,780)	(3,067,780)
Japanese Yen (JPY)[9]	Call	17,804,000,000	1USD per 90.000JPY	5/22/15	3,362,977	(7,639,696)	(4,276,719)
Japanese Yen (JPY)[9]	Call	22,500,000,000	1USD per 90.000JPY	4/9/15	4,925,000	(9,982,575)	(5,057,575)
Japanese Yen (JPY)[9]	Call	9,000,000,000	1USD per 90.000JPY	4/7/15	2,000,000	(3,329,460)	(1,329,460)
Japanese Yen (JPY)[10]	Call	9,000,000,000	1USD per 90.000JPY	4/7/15	1,907,500	(3,470,040)	(1,562,540)
Japanese Yen (JPY)	Call	22,875,000,000	1USD per 91.500JPY	7/12/13	2,116,250	(29,966)	2,086,284
Japanese Yen (JPY)[11]	Call	9,210,000,000	1USD per 92.100JPY	4/8/14	860,000	(1,774,491)	(914,491)
Japanese Yen (JPY)[12]	Call	11,618,750,000	1USD per 92.950JPY	4/10/14	1,250,000	(2,498,728)	(1,248,728)
Japanese Yen (JPY)[13]	Call	13,950,000,000	1USD per 93.000JPY	5/23/14	1,672,500	(3,811,001)	(2,138,501)
Japanese Yen (JPY)	Call	13,950,000,000	1USD per 93.000JPY	7/11/13	1,095,000	(52,173)	1,042,827
Japanese Yen (JPY)	Call	14,025,000,000	1USD per 93.500JPY	7/11/13	1,228,500	(78,540)	1,149,960
Japanese Yen (JPY)[14]	Call	14,100,000,000	1USD per 94.000JPY	5/23/14	1,867,500	(4,537,662)	(2,670,162)
Mexican Nuevo Peso (MXN)	Call	1,191,650,000	1USD per 12.350MXN	9/18/13	610,298	(597,088)	13,210
Mexican Nuevo Peso (MXN)	Call	1,191,650,000	1USD per 12.350 MXN	9/18/13	615,605	(597,088)	18,517
Mexican Nuevo Peso (MXN)	Call	821,100,000	1USD per 12.765MXN	9/23/13	553,189	(1,117,878)	(564,689)
Mexican Nuevo Peso (MXN)	Call	812,600,000	1USD per 12.632MXN	9/23/13	489,541	(852,824)	(363,283)
Mexican Nuevo Peso (MXN)	Put	606,750,000	1USD per 12.135MXN	8/1/13	1,097,300	(3,329,723)	(2,232,423)

28	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Mexican Nuevo Peso (MXN)	Put	1,327,250,000	1USD per 13.755MXN		9/18/13	1,128,959	(1,225,490)	(96,531)
Mexican Nuevo Peso (MXN)	Put	1,327,250,000	1USD per 13.755MXN		9/18/13	1,132,818	(1,225,490)	(92,672)
Mexican Nuevo Peso (MXN)	Put	921,100,000	1USD per 14.319MXN		9/23/13	944,965	(517,695)	427,270
Mexican Nuevo Peso (MXN)	Put	919,900,000	1USD per 14.300MXN		9/23/13	1,082,008	(526,284)	555,724
Polish Zloty (PLZ)	Call	149,750,000	1USD per 2.995PLZ		7/16/13	276,500	(184)	276,316
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	Put	50,000,000	104.430	EUR	7/8/13	1,059,682	(866)	1,058,816
Swiss Franc (CHF)[15]	Put	130,000,000	1CHF per 1.040USD		2/20/14	1,912,500	(1,173,440)	739,060
Swiss Franc (CHF)	Put	204,000,000	1USD per 1.020CHF		6/10/14	2,780,000	(3,456,492)	(676,492)

						$114,830,765	$(145,365,645)	$(30,534,880)

1.	Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.05 CAD per 1AUD.
2.	Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.085 CAD per 1USD.
3.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.20 USD per 1EUR.
4.	Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.35 USD per 1EUR.
5.	Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.385 USD per 1EUR.
6.	Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.39 USD per 1EUR.
7.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 78.50 JPY per 1USD.
8.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 85 JPY per 1USD.
9.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 80 JPY per 1USD.
10.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 79.50 JPY per 1USD.
11.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 81.50 JPY per 1USD.
12.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 82.50 JPY per 1USD.
13.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 88 JPY per 1USD.
14.	Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 89 JPY per 1USD.
15.	Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.06 CHF per 1USD.

Over-the-Counter Credit Default Swaps at June 28, 2013:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	4,405	EUR	3.0%	12/20/17	$171,759	$11,080	$182,839
UBS AG	Sell	4,405	EUR	3.0	12/20/17	176,637	11,080	187,717

	Total	8,810	EUR			348,396	22,160	370,556
Banco Santander SA:
Barclays Bank plc	Sell	20,000	EUR	3.0	9/20/17	(72,103)	253,596	181,493
UBS AG	Sell	8,850	EUR	3.0	9/20/17	(31,905)	112,216	80,311

	Total	28,850	EUR			(104,008)	365,812	261,804

29	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Indonesia (Republic of):
Citibank NA	Sell	10,000		1.0	6/20/18	477,390	(440,870)	36,520
Citibank NA	Sell	15,000		1.0	6/20/18	648,394	(661,305)	(12,911)
Citibank NA	Sell	10,000		1.0	9/20/18	537,483	(460,371)	77,112

	Total	35,000				1,663,267	(1,562,546)	100,721
Ireland (Republic of):
Goldman Sachs Bank USA	Buy	21,975		1.0	3/20/18	(923,121)	595,640	(327,481)
Goldman Sachs Bank USA	Buy	19,335	EUR	1.0	3/20/18	(715,358)	325,350	(390,008)

	Total	21,975				(1,638,479)	920,990	(717,489)

	Total	19,335	EUR
Italy (Republic of)
Goldman Sachs Bank USA	Sell	22,000		1.0	3/20/23	3,517,301	(3,431,003)	86,298

	Total	22,000				3,517,301	(3,431,003)	86,298
Santander International Debt SAU
Bank of America NA	Sell	5,000	EUR	3.0	12/20/17	(106,114)	44,322	(61,792)

	Total	5,000	EUR			(106,114)	44,322	(61,792)
Telefonica SA
UBS AG	Sell	5,000	EUR	1.0	9/20/17	627,078	(270,864)	356,214

	Total	5,000	EUR			627,078	(270,864)	356,214

		Grand Total Buys				(1,638,479)	920,990	(717,489)
		Grand Total Sells				5,945,920	(4,832,119)	1,113,801

Total Over-the-Counter Credit Default Swaps						$4,307,441	$(3,911,129)	$396,312

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	47,660,000	EUR	—	BBB to BBB-
Investment Grade Sovereign Debt	$22,000,000	USD	$—	BBB+
Non-Investment Grade Sovereign Debt	$35,000,000	USD	$—	BB+

Total USD	$57,000,000		$—

Total EUR	47,660,000		$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

30	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Over-the-Counter Interest Rate Swaps at June 28, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Deutsche Bank AG	87,220	BRR	BZDI	10.410%	1/2/17	$(499,322)
Deutsche Bank AG	58,120	BRR	BZDI	10.540	1/2/17	(252,253)
Goldman Sachs International	250,430	BRR	BZDI	9.950	1/2/15	131,478
JPMorgan Chase Bank NA	300,000	BRR	BZDI	8.700	1/2/17	(5,925,310)

Total	695,770	BRR				(6,545,407)
MXN TIIE BANXICO:
Credit Suisse International	103,400	MXN	5.780%	MXN TIIE BANXICO	1/6/23	497,146
Goldman Sachs International	380,000	MXN	5.750	MXN TIIE BANXICO	1/9/23	1,898,799
Goldman Sachs International	148,700	MXN	5.780	MXN TIIE BANXICO	1/6/23	714,948
JPMorgan Chase Bank NA	242,600	MXN	5.750	MXN TIIE BANXICO	1/9/23	1,212,233

Total where funds pays a fixed rate	874,700	MXN				4,323,126

Bank of America NA	380,000	MXN	MXN TIIE BANXICO	5.495	5/10/23	(2,589,758)
Bank of America NA	100,000	MXN	MXN TIIE BANXICO	6.315	2/23/33	(952,976)
Bank of America NA	200,000	MXN	MXN TIIE BANXICO	6.390	2/8/33	(1,765,162)
Bank of America NA	250,000	MXN	MXN TIIE BANXICO	6.180	3/14/33	(2,658,524)
Bank of America NA	87,800	MXN	MXN TIIE BANXICO	7.530	5/18/33	49,534
Barclays Bank plc	186,300	MXN	MXN TIIE BANXICO	7.040	6/13/23	385,073
Barclays Bank plc	215,500	MXN	MXN TIIE BANXICO	6.995	6/12/23	340,379
Credit Suisse International	71,100	MXN	MXN TIIE BANXICO	6.645	12/24/32	(480,903)
Goldman Sachs International	93,800	MXN	MXN TIIE BANXICO	6.640	12/24/32	(778,886)
Goldman Sachs International	200,000	MXN	MXN TIIE BANXICO	6.360	2/8/33	(2,209,656)
Goldman Sachs International	235,000	MXN	MXN TIIE BANXICO	6.325	3/10/33	(2,687,367)
Goldman Sachs International	70,200	MXN	MXN TIIE BANXICO	7.800	5/27/33	148,857
Goldman Sachs International	245,000	MXN	MXN TIIE BANXICO	6.590	12/27/32	(2,152,174)
HSBC Bank USA NA	184,600	MXN	MXN TIIE BANXICO	6.995	6/12/23	334,531
HSBC Bank USA NA	96,600	MXN	MXN TIIE BANXICO	7.370	5/17/33	(74,061)

31	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

JPMorgan Chase Bank NA	87,800	MXN	MXN TIIE BANXICO	7.340	5/17/33	(89,348)
JPMorgan Chase Bank NA	233,505	MXN	MXN TIIE BANXICO	7.100	6/12/23	565,796
JPMorgan Chase Bank NA	850,000	MXN	MXN TIIE BANXICO	7.030	5/23/23	(2,196,578)
JPMorgan Chase Bank NA	140,000	MXN	MXN TIIE BANXICO	6.590	2/23/33	(1,328,345)
JPMorgan Chase Bank NA	155,200	MXN	MXN TIIE BANXICO	6.590	12/27/32	(1,116,782)
Morgan Stanley Capital Services, Inc.	206,800	MXN	MXN TIIE BANXICO	7.370	5/17/33	(246,423)
Morgan Stanley Capital Services, Inc.	500,000	MXN	MXN TIIE BANXICO	6.000	6/15/23	(1,996,738)

Total where fund pays a variable rate	4,789,205	MXN				(21,499,511)
Six-Month HUF BUBOR:
Bank of America NA	3,166,000	HUF	Six-Month HUF BUBOR	4.800	6/17/18	(191,888)
Deutsche Bank AG	4,845,000	HUF	Six-Month HUF BUBOR	4.800	6/17/18	(293,651)

Total	8,011,000	HUF				(485,539)
Six-Month JPY BBA LIBOR
Goldman Sachs Bank USA	2,641,000	JPY	Six-Month JPY BBA LIBOR	0.820	4/15/23	(415,700)
Six-Month PLZ WIBOR WIBO:
Bank of America NA	130,000	PLZ	Six-Month PLZ WIBOR WIBO	3.375	4/5/20	(1,516,243)
JPMorgan Chase Bank NA	125,000	PLZ	Six-Month PLZ WIBOR WIBO	3.410	3/23/20	(1,358,754)

Total	255,000	PLZ				(2,874,997)
Three-Month CAD BA CDOR:
Bank of America NA	469,950	CAD	Three- Month CAD BA CDOR	1.660	5/9/16	(2,208,975)
Bank of America NA	100,000	CAD	Three- Month CAD BA CDOR	2.159	4/9/20	(3,255,590)

Total	569,950	CAD				(5,464,565)
Three-Month KRW CD KSDA
JPMorgan Chase Bank NA	25,000,000	KRW	Three- Month KRW CD KSDA	2.960	3/15/23	(554,158)
Three-Month SEK STIBOR SIDE:
Barclays Bank plc	348,000	SEK	Three- Month SEK STIBOR SIDE	2.175	5/10/23	(2,396,680)
Barclays Bank plc	164,000	SEK	Three- Month SEK STIBOR SIDE	2.055	4/29/23	(1,375,082)

32	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc	1,700,000	SEK	Three- Month SEK STIBOR SIDE	1.700	4/22/17	(3,321,401)
Goldman Sachs Bank USA	321,000	SEK	Three- Month SEK STIBOR SIDE	1.555	4/29/18	(1,304,695)
Goldman Sachs International	635,000	SEK	Three- Month SEK STIBOR SIDE	1.565	5/3/18	(2,552,021)

Total	3,168,000	SEK				(10,949,879)

Three-Month USD BBA LIBOR:
Bank of America NA	26,900		2.023	Three-Month USD BBA LIBOR	3/21/23	1,353,678
Bank of America NA	27,000		2.110	Three-Month USD BBA LIBOR	5/23/23	1,324,202
Goldman Sachs Bank USA	26,500		2.025	Three-Month USD BBA LIBOR	3/21/23	1,327,525
JPMorgan Chase Bank NA	27,000		2.150	Three-Month USD BBA LIBOR	5/28/23	1,244,866

Total	107,400					5,250,271
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	679,000	ZAR	Three- Month ZAR JIBAR SAFEX	5.990	6/19/15	87,029
Barclays Bank plc	711,000	ZAR	Three- Month ZAR JIBAR SAFEX	6.980	6/20/15	314,946
Goldman Sachs International	749,000	ZAR	Three- Month ZAR JIBAR SAFEX	7.850	6/25/16	238,705
Goldman Sachs International	1,098,000	ZAR	Three- Month ZAR JIBAR SAFEX	7.000	6/20/15	506,674
Goldman Sachs International	776,000	ZAR	Three- Month ZAR JIBAR SAFEX	7.950	6/22/16	308,414
JPMorgan Chase Bank NA	2,456,000	ZAR	Three- Month ZAR JIBAR SAFEX	8.070	6/19/17	4,333
JPMorgan Chase Bank NA	1,486,000	ZAR	Three- Month ZAR JIBAR SAFEX	7.460	6/19/16	(8,773)
JPMorgan Chase Bank NA	1,183,000	ZAR	Three- Month ZAR JIBAR SAFEX	7.920	6/20/16	472,451

Total	9,138,000	ZAR				1,923,779

		Total Over-the-Counter Interest Rate Swaps				$(37,292,580)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar

33	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
JIBAR	South Africa Johannesburg Interbank Agreed Rate
KSDA	Korean Securities Dealers Assn.
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Over-the-Counter Credit Default Swaptions Written at June 28, 2013:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.20:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	$46,945	12/19/13	$715,911	$(715,911)	$—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	46,945	9/19/13	563,340	(563,340)	—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	46,945	12/19/13	751,120	(751,120)	—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	46,945	9/19/13	276,976	(276,976)	—

					2,307,347	(2,307,347)	—

34	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

iTraxx Europe Crossover Series 19 Version 1:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	43,875	EUR	7/18/13	328,988	(328,380)	608
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	43,875	EUR	7/18/13	343,292	(342,657)	635
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	93,930	EUR	7/18/13	358,627	(454,661)	(96,034)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	46,965	EUR	7/18/13	179,313	(227,330)	(48,017)

						1,210,220	(1,353,028)	(142,808)
iTraxx Europe Series 19 Version 1:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	234,770	EUR	7/18/13	713,596	(637,148)	76,448
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	234,770	EUR	7/18/13	403,337	(361,967)	41,370
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	469,560	EUR	7/18/13	561,115	(1,274,351)	(713,236)

35	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	469,560	EUR	7/18/13	311,731	(723,966)	(412,235)

Total						1,989,779	(2,997,432)	(1,007,653)

Total Over-the-Counter Credit Default Swaptions Written						$5,507,346	$(6,657,807)	$(1,150,461)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

Abbreviations/Definitions are as follows:

CDX.NA.HY.20	Markit CDX North American High Yield

iTraxx Europe Crossover Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

iTraxx Europe Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

Over-the-Counter Interest Rate Swaptions Written at June 28, 2013:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
MXN TIIE BANXICO:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 6.06%; Termination Date: 1/2/24	Interest Rate Swap; Pay Floating	219,685	MXN	1/14/14	$636,801	$(1,455,644)	$(818,843)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.31%; Termination Date: 7/6/23	Interest Rate Swap; Pay Floating	250,000	MXN	7/18/13	256,044	(2,111,387)	(1,855,343)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.39%; Termination Date: 10/20/23	Interest Rate Swap; Pay Floating	193,300	MXN	11/1/13	322,722	(1,729,655)	(1,406,933)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.44%; Termination Date: 10/19/23	Interest Rate Swap; Pay Floating	196,000	MXN	10/31/13	333,985	(1,704,777)	(1,370,792)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.29%; Termination Date: 7/6/23	Interest Rate Swap; Pay Floating	250,000	MXN	7/18/13	253,995	(2,139,904)	(1,885,909)

						1,803,547	(9,141,367)	(7,337,820)

36	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Six-Month AUD BBR BBSW
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 4.057%; Termination Date: 5/13/24	Interest Rate Swap; Pay Floating	43,985	AUD	5/13/14	1,144,927	(1,996,017)	(851,090)
Six-Month EUR EURIBOR:
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 2/5/23	Interest Rate Swap; Pay Fixed	118,760	EUR	1/30/18	4,840,695	(4,173,585)	667,110
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.545%; Received: Six-Month EUR EURIBOR; Termination Date: 1/26/27	Interest Rate Swap; Pay Fixed	87,935	EUR	1/25/17	5,383,590	(3,648,907)	1,734,683

		Total where Fund pays fixed rate				10,224,285	(7,822,492)	2,401,793
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 3.117%; Termination Date: 6/1/33	Interest Rate Swap; Pay Floating	43,925	EUR	5/31/23	3,866,436	(3,607,569)	258,867
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.055%; Termination Date: 12/27/18	Interest Rate Swap; Pay Floating	219,545	EUR	12/23/13	1,726,325	(1,320,093)	406,232
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.7625%; Termination Date: 6/24/17	Interest Rate Swap; Pay Floating	175,510	EUR	6/23/15	1,462,718	(1,399,795)	62,923
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.62%; Termination Date: 9/23/20	Interest Rate Swap; Pay Floating	440,000	EUR	9/22/15	9,898,843	(8,962,007)	936,836
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.82%; Termination Date: 6/29/17	Interest Rate Swap; Pay Floating	175,400	EUR	6/26/15	1,539,302	(1,348,157)	191,145

		Total where Fund pays floating rate				18,493,624	(16,637,621)	1,856,003

					Total	28,717,909	(24,460,113)	4,257,796

37	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.1175%; Received: Six-Month GBP BBA LIBOR; Termination Date: 6/20/21	Interest Rate Swap; Pay Fixed	175,715	GBP	6/21/16	4,646,363	(2,115,842)	2,530,521
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.75%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/14/44	Interest Rate Swap; Pay Fixed	140,985	GBP	1/15/14	3,710,189	(757,511)	2,952,678

		Total where Fund pays a fixed rate				8,356,552	(2,873,353)	5,483,199
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.1175%; Termination Date: 6/20/21	Interest Rate Swap; Pay Floating	175,715	GBP	6/21/16	3,711,592	(6,793,981)	(3,082,389)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 0.8375%; Termination Date: 4/10/17	Interest Rate Swap; Pay Floating	200,000	GBP	4/11/14	1,655,375	(5,032,169)	(3,376,794)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.295%; Termination Date: 1/25/21	Interest Rate Swap; Pay Floating	158,255	GBP	1/26/16	5,917,080	(8,705,929)	(2,788,849)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.955%; Termination Date: 6/11/17	Interest Rate Swap; Pay Floating	131,710	GBP	6/12/15	1,071,651	(1,458,882)	(387,231)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.50%; Termination Date: 1/14/44	Interest Rate Swap; Pay Floating	140,985	GBP	1/15/14	3,142,748	(7,021,283)	(3,878,535)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.525%; Termination Date: 5/23/18	Interest Rate Swap; Pay Floating	104,400	GBP	5/24/16	1,385,771	(2,996,708)	(1,610,937)
Goldman Sachs Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.055%; Termination Date: 12/4/20	Interest Rate Swap; Pay Floating	166,905	GBP	12/7/15	6,294,832	(11,033,337)	(4,738,505)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.545%; Termination Date: 5/23/18	Interest Rate Swap; Pay Floating	187,925	GBP	5/24/16	2,484,916	(5,326,352)	(2,841,436)

38	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.765%; Termination Date: 6/10/17	Interest Rate Swap; Pay Floating	263,500	GBP	6/11/15	2,120,752	(3,408,044)	(1,287,292)

		Total where Fund pays a floating rate				27,784,717	(51,776,685)	(23,991,968)

					Total	36,141,269	(54,650,038)	(18,508,769)
Three-Month CAD BA CDOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month CAD BA CDOR; Received: 1.7925%; Termination Date: 12/15/16	Interest Rate Swap; Pay Floating	200,000	CAD	12/16/14	1,338,132	(1,898,111)	(559,979)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month CAD BA CDOR; Received: 2.5825%; Termination Date: 10/8/23	Interest Rate Swap; Pay Floating	78,525	CAD	10/9/13	681,808	(2,812,910)	(2,131,102)

						2,019,940	(4,711,021)	(2,691,081)
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.645%; Received: Three- Month USD BBA LIBOR; Termination Date: 12/6/22	Interest Rate Swap; Pay Fixed	100,000		12/5/17	3,542,500	(1,379,925)	2,162,575
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three- Month USD BBA LIBOR; Termination Date: 11/13/23	Interest Rate Swap; Pay Fixed	87,980		11/8/13	598,264	(28,234)	570,030
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.80%; Received: Three- Month USD BBA LIBOR; Termination Date: 11/13/23	Interest Rate Swap; Pay Fixed	87,980		11/8/13	360,718	(11,666)	349,052
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3.07%; Received: Three- Month USD BBA LIBOR; Termination Date: 9/3/43	Interest Rate Swap; Pay Fixed	65,890		9/3/13	925,755	(369,422)	556,333

39	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.80%; Received: Three- Month USD BBA LIBOR; Termination Date: 11/9/23	Interest Rate Swap; Pay Fixed	52,335	11/8/13	219,807	(7,000)	212,807
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three- Month USD BBA LIBOR; Termination Date: 11/9/23	Interest Rate Swap; Pay Fixed	52,335	11/8/13	368,962	(16,931)	352,031
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.1725%; Received: Three- Month USD BBA LIBOR; Termination Date: 10/10/23	Interest Rate Swap; Pay Fixed	78,525	10/9/13	583,048	(133,450)	449,598

		Total where Fund pays a fixed rate			6,599,054	(1,946,628)	4,652,426
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 2.4025%; Termination Date: 12/18/18	Interest Rate Swap; Pay Floating	163,900	12/17/13	1,098,130	(2,163,331)	(1,065,201)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.045%; Termination Date: 7/30/23	Interest Rate Swap; Pay Floating	101,600	7/29/13	508,000	(230,703)	277,297
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.2625%; Termination Date: 8/29/23	Interest Rate Swap; Pay Floating	284,230	8/28/13	2,067,127	(987,101)	1,080,026
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 2.6775%; Termination Date: 12/16/25	Interest Rate Swap; Pay Floating	52,065	12/15/15	2,673,538	(5,166,855)	(2,493,317)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three Month USD BBA LIBOR; Received: 3.10%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	310,270	4/26/17	8,035,993	(14,684,816)	(6,648,823)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.80%; Termination Date: 5/28/25	Interest Rate Swap; Pay Floating	175,845	5/27/15	2,950,679	(6,369,293)	(3,418,614)

40	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 4.30%; Termination Date: 5/28/25	Interest Rate Swap; Pay Floating	175,845	5/27/15	1,776,035	(4,227,341)	(2,451,306)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.165%; Termination Date: 11/9/22	Interest Rate Swap; Pay Floating	250,000	11/8/17	6,725,000	(12,806,292)	(6,081,292)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 2.701%; Termination Date:11/24/22	Interest Rate Swap; Pay Floating	125,000	11/22/17	4,618,750	(8,083,380)	(3,464,630)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 2.95%; Termination Date: 2/21/24	Interest Rate Swap; Pay Floating	209,280	2/20/14	2,929,920	(6,198,313)	(3,268,393)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.13375%; Termination Date: 9/30/23	Interest Rate Swap; Pay Floating	165,730	9/27/13	1,968,044	(1,490,917)	477,127
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 1.99%; Termination Date: 7/29/18	Interest Rate Swap; Pay Floating	500,000	7/26/13	1,385,000	(355,683)	1,029,317
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 1.995%; Termination Date: 8/29/18	Interest Rate Swap; Pay Floating	139,505	8/28/13	662,649	(414,386)	248,263
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.5075%; Termination Date: 9/3/43	Interest Rate Swap; Pay Floating	43,930	9/3/13	656,754	(1,172,777)	(516,023)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.52%; Termination Date: 9/3/43	Interest Rate Swap; Pay Floating	24,980	9/3/13	373,451	(640,156)	(266,705)

		Total where Fund pays a floating rate			38,429,070	(64,991,344)	(26,562,274)

				Total	45,028,124	(66,937,972)	(21,909,848)

Total Over-the-Counter Interest Rate Swaptions Written					$114,855,716	$(161,896,528)	$(47,040,812)

41	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
MXN	Mexican Peso

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Notes to Statement of Investments

Quarterly and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$39,600,642
Market Value	$8,899,792
Market Value as a % of Net Assets	0.07%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

42	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

43	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

44	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Security	$—	$7,979,107	$—	$7,979,107
U.S. Government Obligations	—	545,826,014	—	545,826,014
Foreign Government Obligations	—	7,590,648,534	—	7,590,648,534
Corporate Bonds and Notes	—	3,113,292,515	—	3,113,292,515
Corporate Loans	—	—	5,493,909	5,493,909
Structured Securities	—	108,330,511	26,459,408	134,789,919
Over-the-Counter Options Purchased	—	154,808,993	—	154,808,993
Over-the-Counter Credit Default Swaptions Purchased	—	5,802,718	—	5,802,718
Over-the-Counter Interest Rate Swaptions Purchased	—	94,765,121	—	94,765,121
Investment Company	292,581,771	—	—	292,581,771

Total Investments, at Value	292,581,771	11,621,453,513	31,953,317	11,945,988,601
Other Financial Instruments:
Swaps, at value	—	14,814,881	—	14,814,881
Variation margin receivable	492,341	—	—	492,341
Foreign currency exchange contracts	—	173,733,519	—	173,733,519

Total Assets	$293,074,112	$11,810,001,913	$31,953,317	$12,135,029,342

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(56,018,590)	$—	$(56,018,590)
Options written, at value	—	(145,365,645)	—	(145,365,645)
Variation margin payable	(1,841,871)	—	—	(1,841,871)
Foreign currency exchange contracts	—	(57,608,783)	—	(57,608,783)
Swaptions Written, at value	—	(168,554,335)	—	(168,554,335)

Total Liabilities	$(1,841,871)	$(427,547,353)	$—	$(429,389,224)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

45	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$1,050,000	$—	$—	$(1,050,000)
Structured Securities	—	(33,092,336)	33,092,336	—

Total Assets	$1,050,000	$(33,092,336)	$33,092,336	$(1,050,000)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.
**	Transferred from Level 2 to Level 3 because of the lack of observable market data.

1. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

46	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 28, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,189,143,257 and $8,180,059,208, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

47	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $49,140,152 and $1,304,616,545 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction . Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

48	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $24,812,221 and $61,615,832 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $23,599,224 and $31,852,487 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for OTC options and liquidity risk.

Written option activity for the period ended June 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 28, 2012	120,025,259,722	$21,469,321	145,504,820,854	$34,561,577
Options written	1,167,643,592,792	173,321,967	1,215,169,111,366	209,063,951

49	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Options closed or expired	(974,577,522,514)	(131,823,141)	(955,844,374,220)	(156,174,912)
Options exercised	(73,088,330,000)	(12,812,098)	(179,585,900,000)	(22,775,900)

Options outstanding as of June 28, 2013	240,003,000,000	$50,156,049	225,243,658,000	$64,674,716

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default and currency and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statements of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

50	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $342,626,913 and $125,075,021 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $434,206,901 and $1,606,326,957 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

51	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $330,673 and $529,469 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 28, 2013 the Fund had no outstanding volatility swaps.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

52	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $82,032,886 and $97,578,121 on purchased and written swaptions, respectively.

Written swaption activity for the period ended June 28, 2013 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums
Swaptions outstanding as of September 28, 2012	4,463,288,346	$93,319,898
Swaptions written	28,855,655,000	273,576,268
Swaptions closed or expired	(22,532,053,346)	(240,188,810)
Swaptions exercised	(1,175,915,000)	(6,344,294)

Swaptions outstanding as of June 28, 2013	9,610,975,000	$120,363,062

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 28, 2013 the Fund has required certain counterparties to post collateral of $66,830,535.

53	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. As of June 28, 2013, the aggregate fair value of derivative instruments with such credit related contingent features in a net liability position was $54,762,253 for which the Fund has posted collateral of $54,652,270.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statements of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

54	|	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$12,641,886,110
Federal tax cost of other investments	(834,625,382)

Total federal tax cost	$11,807,260,728

Gross unrealized appreciation	$277,216,682
Gross unrealized depreciation	(1,078,207,390)

Net unrealized depreciation	$(800,990,708)

55	|	Oppenheimer International Bond Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013